Acquisition	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Acquisitions

3 – Acquisition

2009

On January 31, 2009, the Company acquired the principal rail lines of the EJ&E, a short-line railway that operated over 198 miles of track in and around Chicago, for a total cash consideration of US$300 million (C$373 million), paid with cash on hand. The Company accounted for the acquisition using the acquisition method of accounting pursuant to FASB ASC 805, “Business Combinations,” which the Company adopted on January 1, 2009. As such, the consolidated financial statements of the Company include the assets, liabilities and results of operations of EJ&E as of January 31, 2009, the date of acquisition. The costs incurred to acquire the EJ&E of approximately $49 million were expensed and reported in Casualty and other in the Consolidated Statement of Income for the year ended December 31, 2009 (see Note 2 – Accounting changes).

       The following table summarizes the consideration paid for EJ&E and the fair value of the assets acquired and liabilities assumed that were recognized at the acquisition date:

In US millions	At January 31, 2009
Consideration
Cash	$300
Fair value of total consideration transferred	$300

Recognized amounts of identifiable assets acquired and liabilities assumed
Current assets	$4
Properties	310
Current liabilities	(4)
Other noncurrent liabilities	(10)
Total identifiable net assets	$300

The 2009 revenues and net income of EJ&E included in the Company's Consolidated Statement of Income from the acquisition date to December 31, 2009, were $74 million and $12 million, respectively.